Statutory Prospectus and Statement of Additional Information Supplement dated August 28, 2020
Invesco Senior Loan Fund
The purpose of this supplement is to provide you with changes to the current Statutory Prospectus and Statement of Additional Information for Invesco Senior Loan Fund.
This supplement amends the Statutory Prospectus and Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectus and Statement of Additional Information and retain it for future reference.
The following, or substantially similar, information is added after “Market Risk” in the Statutory Prospectus and after “Natural Disaster/Pandemic Risk” in the Statement of Additional Information for the Fund:
COVID-19. The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on a Fund’s performance.
The following information is added at the end of the section under the heading “Purchase of Shares – Class A Shares Purchase Programs – Intermediary Sales Charge Waivers and Discounts” in the prospectus for the Fund:
Effective August 31, 2020, shareholders purchasing Fund shares through a Stifel, Nicolaus & Company (“Stifel”) platform or account will be eligible only for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
■	Front-end Sales Load Waivers on Class A Shares available at Stifel: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this prospectus;
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Stifel. Eligible fund family assets not held at Stifel may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Stifel, over a 13-month period of time (if applicable).
■	Shares converted from Class C (i.e. level-load) shares of the same fund pursuant to Stifel policies relating to sales load discounts and waivers.
VK-SLO-STATSAI-SUP-1
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